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                                                                    EXHIBIT 99.8

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
       CC MASTER CREDIT CARD TRUST II (Formerly Chevy Chase Master Credit
                                 Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:              $    2,604,843,793.93
Beginning of the Month Finance Charge Receivables:         $      122,723,791.84
Beginning of the Month Discounted Receivables:             $                0.00
Beginning of the Month Total Receivables:                  $    2,727,567,585.77


Removed Principal Receivables:                             $                0.00
Removed Finance Charge Receivables:                        $                0.00
Removed Total Receivables:                                 $                0.00


Additional Principal Receivables:                          $      300,008,585.07
Additional Finance Charge Receivables:                     $        1,190,029.67
Additional Total Receivables:                              $      301,198,614.74


Discounted Receivables Generated this Period:              $                0.00


End of the Month Principal Receivables:                    $    2,820,943,156.54
End of the Month Finance Charge Receivables:               $      125,840,699.72
End of the Month Discounted Receivables:                   $                0.00
End of the Month Total Receivables:                        $    2,946,783,856.26


Special Funding Account Balance                            $                0.00
Aggregate Invested Amount (all Master Trust II Series)     $    2,330,000,000.00
End of the Month Transferor Amount                         $      490,943,156.54
End of the Month Transferor Percentage                                    17.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                RECEIVABLES

       30-59 Days Delinquent                               $       67,440,045.93
       60-89 Days Delinquent                               $       45,311,276.08
       90+ Days Delinquent                                 $       93,778,222.51
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       Total 30+ Days Delinquent                           $      206,529,544.52
       Delinquent Percentage                                               7.01%

Defaulted Accounts During the Month                        $       22,526,871.40
Annualized Default Percentage                                             10.38%

Principal Collections                                             355,565,739.19
Principal Payment Rate                                                    13.65%

Total Payment Rate                                                        14.66%


INVESTED AMOUNTS

       Class A Initial Invested Amount                     $      184,500,000.00
       Class B Initial Invested Amount                     $       19,125,000.00
       Class C Initial Invested Amount                     $       21,375,000.00

INITIAL INVESTED AMOUNT                                    $      225,000,000.00

       Class A Invested Amount                             $      246,000,000.00
       Class B Invested Amount                             $       25,500,000.00
       Class C Invested Amount                             $       28,500,000.00

INVESTED AMOUNT                                            $      300,000,000.00

       Class A Adjusted Invested Amount                    $      246,000,000.00
       Class B Adjusted Invested Amount                    $       25,500,000.00
       Class C Adjusted Invested Amount                    $       28,500,000.00

ADJUSTED INVESTED AMOUNT                                   $      300,000,000.00

PREFUNDED AMOUNT                                           $                0.00

FLOATING ALLOCATION PERCENTAGE                                            11.49%
PRINCIPAL ALLOCATION PERCENTAGE                                           11.49%

       Class A Principal Allocation Percentage                            82.00%
       Class B Principal Allocation Percentage                             8.50%
       Class C Principal Allocation Percentage                             9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                         40,797,277.59
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COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                          5,068,392.72

MONTHLY SERVICING FEE                                      $          500,000.00

INVESTOR DEFAULT AMOUNT                                    $        2,588,337.52


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

       Class A Finance Charge Collections                  $        4,463,582.03
       Other Amounts                                       $                0.00

TOTAL CLASS A AVAILABLE FUNDS                              $        4,463,582.03


       Class A Monthly Interest                            $        1,107,820.00
       Class A Servicing Fee                               $          410,000.00
       Class A Investor Default Amount                     $        2,122,436.77

TOTAL CLASS A EXCESS SPREAD                                $          823,325.26

CLASS A REQUIRED AMOUNT                                    $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

       Class B Finance Charge Collections                  $          462,688.38
       Other Amounts                                       $               0.00

TOTAL CLASS B AVAILABLE FUNDS                              $          462,688.38

       Class B Monthly Interest                            $          120,161.67
       Class B Servicing Fee                               $           42,500.00

TOTAL CLASS B EXCESS SPREAD                                $          300,026.71
CLASS B INVESTOR DEFAULT AMOUNT                                       220,008.69
CLASS B REQUIRED AMOUNT                                               220,008.69
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CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                          47,500.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        1,592,974.28


       Excess Spread Applied to Class A Required Amount    $                0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                         $                0.00

       Excess Spread Applied to Class B
       Required Amount                                     $          220,008.69

       Excess Spread Applied to Reductions of              $                0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount    $          394,757.06

       Excess Spread Applied to Reductions of
       Class C Invested Amount                             $                0.00

       Excess Spread Applied to Monthly Cash               $           62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $                0.00
       Account

       Excess Spread Applied to Spread Account             $          915,708.53

       Excess Spread Applied to Reserve Account            $                0.00

       Excess Spread Applied to other amounts owed to      $                0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders            $                0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $                0.00
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EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $        4,819,492.83

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $                0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                             $                0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                        $                0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                             $                0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount               $                0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                             $                0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount               $                0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                         $                0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor        $                0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                    $                0.00
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YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.16%
       Base Rate (Prior Month)                                             7.18%
       Base Rate (Two Months Ago)                                          7.17%

THREE MONTH AVERAGE BASE RATE                                              7.17%

       Portfolio Yield (Current Month)                                    11.42%
       Portfolio Yield (Prior Month)                                      14.44%
       Portfolio Yield (Two Months Ago)                                   11.86%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.57%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                $       40,797,277.59

REALLOCATED PRINCIPAL COLLECTIONS

                Allocable to Class C Interests             $                0.00

                Allocable to Class B Certificates          $                0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $                0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                      $                0.00
       Deficit Controlled Accumulation Amount              $                0.00

CONTROLLED DEPOSIT AMOUNT                                  $                0.00


CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                      $                0.00
       Deficit Controlled Accumulation Amount              $                0.00

CONTROLLED DEPOSIT AMOUNT                                  $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $       40,797,277.59
SHARING
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INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $                0.00

CLASS B INVESTOR CHARGE OFFS                               $                0.00

CLASS C INVESTOR CHARGE OFFS                               $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $                0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                     $                0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                     $                0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                     $        9,000,000.00
       Available Cash Collateral Amount                    $        9,000,000.00



TOTAL DRAW AMOUNT                                          $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $                0.00


                                             First USA Bank, NA
                                             as Servicer


                                             By:  /s Tracie H. Klein
                                                 -------------------------------
                                                     Tracie H. Klein
                                                     First Vice President